Exhibit 99.1

ABACUS LIFE, A LEADING BUYER OF LIFE INSURANCE POLICIES AND VERTICALLY INTEGRATED ALTERNATIVE ASSET MANAGER, TO BECOME PUBLIC COMPANY

-	Abacus Life and East Resources Acquisition Company (NASDAQ: ERES) enter business combination agreement
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Sector leader within an uncorrelated alternative asset class with a $233 billion TAM, institutional investment grade counterparts and outsized growth potential, underpinned by steady financial performance

-	Proprietary technology platform yields differentiated underwriting capabilities
-	Transaction implies pro-forma enterprise value of $618 million; proceeds to be used to reduce cost of capital, scale hold portfolio and begin securitizing policy portfolios
-	Anticipated transaction close as early as the fourth quarter of 2022
-	Combined company’s shares of common stock expected to list under ticker symbol ”ABAL”
-	Investor call scheduled for Tuesday, August 30, 2022 at 8:30 AM ET

ORLANDO, Fla. And BOCA RATON, Fla. – August 30, 2022 – Abacus Settlements, LLC (d/b/a Abacus Life) and Longevity Market Assets, LLC (together “Abacus”), a leading buyer of life insurance policies and vertically integrated alternative asset manager specializing in specialty insurance products, and East Resources Acquisition Corporation (NASDAQ: ERES) (“ERES”), a special purpose acquisition company, announced today their entry into a definitive merger agreement that will result in Abacus becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Abacus Life, Inc. and is expected to remain listed on Nasdaq under the new ticker symbol “ABAL.”

Abacus Life has been the industry leader in purchasing life insurance policies in the U.S. for the last 18+ years, with nearly 20% market share, and approximately 4x origination growth over the last six years.  Additionally, with almost $1.3 billion in face value of policies purchased from 2019 – 2021, the Company has helped thousands of clients maximize the value of their life insurance. Abacus Life’s team of 59 experienced professionals, which has serviced approximately $950 million in policies and is operational in 49 states, provides white-glove service to financial advisors and policy owners who need to value life insurance and explore this lucrative financial option. Abacus Life is a BBB Accredited Business with an A+ rating.

“We are thrilled to be partnering with East Resources on this significant milestone. They share our excitement about the opportunity ahead and bring invaluable expertise and knowledge in alternative investments,” said Jay Jackson, Chief Executive Officer of Abacus Life. “This transaction is an important milestone and will assist in accelerating the scale of our platform to increase penetration into the growing $233 billion potential Annual Life Settlement market.”

“Abacus’ leadership has built a leading business in the life settlement industry with a deep management team, each with decades of experience,” said Terry Pegula, Chairman, CEO and President of East Resources Acquisition Company. “We are very fortunate to have found such a great partner for the SPAC and more importantly for shareholders, a company that is a highly scalable, sector market leader, underpinned by steady financial performance and strong growth potential.”

Abacus Investment Highlights

•	Large and growing addressable market with secular tailwinds and meaningful growth potential, including opportunity to increase market penetration
•	Essentially uncorrelated alternative asset class with strong historical returns and institutional investment grade counterparts
•	Origination machine developed over the past 18 years that drives economics and returns
•	Proprietary technology platform yields differentiated underwriting capabilities
•	Optimized platform through active portfolio management
•	Strong leadership supported by an experienced operational and execution team
•	Highly attractive projections that transition the business model as the capital base scales

Transaction Overview

The combined company will have an estimated post-transaction enterprise value of $618 million, assuming no redemptions by ERES public stockholders. Cash proceeds from the transaction will consist of up to $98 million of cash held in ERES’s trust account (before redemptions and the payment of certain expenses), plus any additional cash raised via a private placement prior to closing of the transaction.

The net proceeds from the transaction will enable Abacus to lower its cost of capital, scale its Hold Portfolio and begin securitizing policy portfolios.

Abacus owners will roll 100% of their existing equity holdings into the combined company and are expected to own approximately 70% of the combined company on a non-fully diluted basis immediately following the closing of the transaction, assuming no redemptions by ERES’s public stockholders.

The transaction, which has been unanimously approved by the boards of both ERES and Abacus, and has the voting support of all of the equity holders of Abacus, is expected to close as early as the fourth quarter of 2022, subject to regulatory approvals, approval of the proposed transaction by stockholders of ERES and the satisfaction or waiver of other customary closing conditions.

Following the closing of the transaction, the existing management team of Abacus, led by CEO Jay Jackson, will continue to operate and manage Abacus.

For additional information regarding the terms of the transaction, as well as an investor presentation, please see the Current Report on Form 8-K filed today with the Securities and Exchange Commission (the “SEC”) by ERES. Additional information about the transaction will be provided in the proxy statement relating to the transaction to be filed with the SEC by ERES.

Advisors

Aviditi Advisors is serving as exclusive strategic and financial advisor to ERES, and Latham &

Watkins LLP is acting as legal counsel to ERES. Locke Lord LLP is acting as Abacus’s legal counsel.

Conference Call & Webcast Information

ERES and Abacus management will host a conference call and webcast to discuss the proposed transaction today, Tuesday, August 30, at 8:30 a.m. Eastern time. The webcast will be accompanied by a detailed investor presentation, which will be available on Abacus’s website at abacuslife.com/investors and on the SEC’s website at www.sec.gov.

Date: Tuesday, August 30, 2022

Time: 8:30 a.m. Eastern time

Toll-free dial-in number: 877-407-9716

International dial-in number: 201-493-6779

Conference ID: 13732628

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay via the Abacus website at abacuslife.com/investors.

A telephonic replay of the conference call will also be available after 11:30 a.m. Eastern time today through September 6, 2022.

Toll-free replay number: 844-512-2921

International replay number: 412-317-6671

Replay ID: 13732628

About Abacus

Abacus is a leading vertically integrated alternative asset manager specializing in life insurance products. Since 2004, the Company has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and / or servicing). With over $2.9 billion in face value of policies purchased from 2019 through 2021, Abacus has helped thousands of clients maximize the value of life insurance.

Over the past 18 years, the Company has built an institutionalized origination and portfolio management process that is supported by a 59-person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The Company has serviced approximately $950 million in policies and has managed assets for large asset managers and third-party investment funds.

Abacus’ leadership team averages 20+ years of experience and have been innovators in the industry since its inception in the mid-90s.

The Company is a proud member of the Life Insurance Settlements Association (LISA) and complies with HIPPA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

abacuslife.com

About East Resources Acquisition Company

East Resources Acquisition Company, led by Terrence (Terry) M. Pegula, is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in North America.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the future financial condition and performance of Abacus and expected financial impacts of the transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of Abacus. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or Abacus’s control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the transaction may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the requisite approvals of ERES’s stockholders and Abacus’s owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the transaction, (vi) the effect of the announcement or pendency of the transaction on Abacus’s business or employee relationships, operating results and business generally, (vii) the risk that the transaction disrupts current plans and operations of Abacus, (viii) the risk of difficulties in retaining employees of Abacus as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Abacus or against ERES related to the merger agreement or the transaction, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which Abacus operate, variations in operating performance across competitors, changes in laws and regulations affecting Abacus’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of Abacus’s projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for Abacus’s life settlement and related offerings does not grow as expected, (xvi) the ability of Abacus to retain existing customers and attract new customers, (xvii) the potential inability of Abacus to manage growth effectively, (xviii) the potential inability of Abacus to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of Abacus’s intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Abacus’s dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which Abacus operates, and (xxiv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this communication are cautioned not to put undue reliance on forward-looking statements, and Abacus and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Abacus nor ERES gives any assurance that any of Abacus or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction. ERES intends to file a proxy statement relating to the transaction with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the transaction with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and Abacus are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction. Investors, security holders and other interested persons will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, Abacus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction will be contained in the proxy statement when available. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts:

East Resources Acquisition Company

Investor Contact: Kelly Seward

info@eastresources.com

Abacus Life Investor Relations

investors@abacuslife.com

Abacus Life Public Relations

press@abacuslife.com